EXHIBIT 10.18

                            ASSIGNMENT OF INVENTIONS

            WHEREAS, STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, a New York professional corporation with an address of 700 Stewart Avenue, Garden City, NY 11530, has acquired via assignment from Dr. Wayne S. Court, all right, title and interest in and to, two certain new and useful inventions in:

            (1) RADIOACTIVE PLATINUM COMPLEXES FOR TREATMENT OF MALIGNANT TUMORS; and

            (2)   RADIOACTIVE PLATINUM COMPLEXES FOR CANCER TREATMENT;

which were the subject of two provisional applications for Letters Patent of the United States based thereon filed in the United States Patent and Trademark Office on June 25, 2001.

            WHEREAS, ISOTOPE SOLUTIONS, INC. is desirous of acquiring the entire right, title and interest in and to the inventions and all improvements thereon which may be made, conceived or acquired by STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, and for one year thereafter, in and throughout the United States, its territories and all countries foreign thereto, and in and to said applications for Letters Patent and in and to any and all Letters Patent of the United States and all countries foreign thereto which have been granted or may be granted on said inventions or any part thereof, or any improvements thereon.

            NOW, THEREFORE, IN CONSIDERATION of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, by these presents do sell, assign and transfer unto ISOTOPE SOLUTIONS, INC., its entire right, title and interest in and throughout the United States, its territories and all countries foreign thereto in and to said inventions


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and any improvements thereon which may be made, conceived or acquired by STANLEY
E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, during the course of its association with ISOTOPE SOLUTIONS, INC. and for one year thereafter, in and to said applications for Letters Patent and any and all Letters Patent and extensions thereof of the United States and countries foreign thereto which have been or may be granted on said inventions or any part thereof, or any improvements thereon or on said application, or any divisional, continuing, renewal, reissue, or other application and all international priority rights associated therewith, based in whole or in part thereon, or based upon said inventions, or any improvements thereon;

            TO BE HELD AND ENJOYED by ISOTOPE SOLUTIONS, INC., and its legal representatives and assigns to the full ends of the terms for which said Letters Patent, or any of them, have been granted or may be granted as fully and entirely as the same would have been held and enjoyed by STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, had no sale and assignment of said interest been made; and STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all Letters Patent which may be granted upon the said inventions above referred to, or any of them, or upon said inventions or any part thereof, or upon any improvements thereon which may be made, conceived or acquired by STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, during the course of its association with the said company and for one year thereafter, to said ISOTOPE SOLUTIONS, INC., and it hereby agrees for itself, its successors and assigns, to execute without further consideration, any further legal documents and any further assignments and any releases, reissues, renewals or other applications for Letters Patent that may be deemed necessary by the Assignee herein named, fully to secure to the said Assignee its interest as aforesaid in and to said inventions or any part thereof or any


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improvements thereon, and in and to said several Letters Patent, or any of them.

            STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, does hereby covenant for itself and its legal representatives, and agree with ISOTOPE SOLUTIONS, INC., and its legal representatives, that STANLEY E. ORDER, MD, PC, d/b/a CENTER FOR MOLECULAR MEDICINE, has granted no license to make or sell the said inventions, that prior to the execution of this deed its right, title and interest in the said inventions has not been encumbered, that it then had good right and title in and to the inventions and that it has not executed and will not execute any instrument in conflict therewith.

            IN WITNESS WHEREOF, an authorized representative of STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE, has hereunto affixed its hand and seal this 29th day of June, 2001.

                                        STANLEY E. ORDER, MD, PC
                                        d/b/a CENTER FOR MOLECULAR MEDICINE


                                        By: /s/ STANLEY E. ORDER
                                            ------------------------------------
                                            Stanley E. Order, MD


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STATE  OF NEW YORK                  :
                                    : SS:
COUNTY OF NASSAU                    :

            Before me personally appeared Stanley E. Order, MD, an authorized representative of STANLEY E. ORDER, MD, PC d/b/a CENTER FOR MOLECULAR MEDICINE and acknowledged the foregoing instrument to be his free act and deed, this 29th day of June, 2001.


                                        /s/ Shraga D. Aranoff             (SEAL)
                                        ----------------------------------------
                                                     Notary Public

                                                       SHRAGA D. ARANOFF
                                                Notary Public, State of New York
                                                        No. 02AR5047184
                                                   Qualified in Queens County
                                                Commission Expires July 31, 2001


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